                                                                    EXHIBIT 99.3

                   [THIS IS THE YELLOW LETTER OF TRANSMITTAL]

                             LETTER OF TRANSMITTAL
                                      FOR
                           TENDER OF ALL OUTSTANDING
                          8 5/8% SENIOR NOTES DUE 2011
                                IN EXCHANGE FOR
                     8 5/8% SERIES D SENIOR NOTES DUE 2011
                                       OF
                           NORSKE SKOG CANADA LIMITED

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
        , 2003 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED BY NORSKE SKOG CANADA LIMITED IN ITS SOLE DISCRETION

                                EXCHANGE AGENT:
                      WELLS FARGO BANK MINNESOTA, NATIONAL
                                  ASSOCIATION

                   BY MAIL, HAND OR OVERNIGHT DELIVERY:
                   Wells Fargo Bank Minnesota, National
                   Association
                   c/o Corporate Trust Services
                   213 Court Street, Suite 703
                   Middletown, CT 06457
                   Attention: Robert Reynolds
                   Facsimile:                  (860) 704-6219
                   Confirm by Telephone:       (860) 704-6216

    DELIVERY TO AN ADDRESS OTHER THAN THE DEPOSITORY TRUST COMPANY ("DTC") (OR THROUGH ITS AUTOMATED TENDER OFFER PROGRAM) OR AS SET FORTH IN THIS LETTER OF TRANSMITTAL OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    By execution hereof, the undersigned acknowledges receipt of the prospectus
dated       , 2003 (the "Prospectus") of Norske Skog Canada Limited ("Norske
Skog Canada") which, together with this Letter of Transmittal (the "Letter of Transmittal"), constitute Norske Skog Canada's offer (the "The Exchange Offer") to exchange $1,000 in principal amount of a new series of 8 5/8% Series D Senior Notes Due 2011 (the "Exchange Notes") of Norske Skog Canada for each $1,000 in principal amount of outstanding 8 5/8% Senior Notes Due 2011 (the "Outstanding Notes") of Norske Skog Canada. The terms of the Exchange Notes are similar in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer.

    This Letter of Transmittal is to be executed by Holders (as defined below) if: (1) certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent herewith by Holders; (2) tender of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Outstanding Notes; or
(3) tender of Outstanding Notes is to be made according to the guaranteed delivery procedures. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    If delivery of the Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC as set forth in (2) in the immediately preceding paragraph, this Letter of Transmittal need not be manually executed; PROVIDED, HOWEVER, that the tender of Outstanding Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP"). To tender
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Outstanding Notes through ATOP, the electronic instructions sent to DTC and transmitted by DTC to the Exchange Agent must contain the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal.

    Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means: (1) any person in whose name Outstanding Notes are registered on the books of Norske Skog Canada or any other person who has obtained a properly completed bond power from the registered Holder or (2) any participant in DTC whose Outstanding Notes are held of record by DTC who desires to deliver such Outstanding Notes by book-entry transfer at DTC.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OUTSTANDING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

    List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amount should be listed on a separate signed schedule affixed hereto. Tenders of Outstanding Notes will be accepted only in authorized denominations of $1,000.

                                   DESCRIPTION OF OUTSTANDING NOTES
                                                                  CERTIFICATE
                                                                  NUMBER(S)*       AGGREGATE PRINCIPAL
           NAME(S) AND ADDRESSE(ES) OF HOLDER(S)               (ATTACHED SIGNED    AMOUNT TENDERED (IF
                 (PLEASE FILL IN, IF BLANK)                   LIST IF NECESSARY)    LESS THAN ALL)**

TOTAL PRINCIPAL AMOUNT OF OUTSTANDING NOTES TENDERED
* Need not be completed by Holders tendering by book-entry transfer.
** Need not be completed by Holders who wish to tender all Outstanding Notes listed. See
  Instruction 2.

/ /  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING
     DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC
     AND COMPLETE THE FOLLOWING:

               Name of Tendering Institution:

                  DTC Book-Entry Account:

                   Transaction Code No.:

/ /  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING
     DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
     PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE
     THE FOLLOWING:

         Name(s) of Holder(s) of Outstanding Notes:

                Window Ticket No. (if any):

    Date of Execution of Notice of Guaranteed Delivery:

   Name of Eligible Institution that Guaranteed Delivery:

                DTC Book-Entry Account No.:

If Delivered by Book-Entry Transfer:

               Name of Tendering Institution:

                   Transaction Code No.:

    Holders who wish to tender their Outstanding Notes and (1) whose Outstanding Notes are not immediately available, or (2) who cannot deliver their Outstanding Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures and if they do so, they must complete the Notice of Guaranteed Delivery.

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO
     RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10
     COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                           Name:

                          Address:

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Norske Skog Canada the above-described principal amount of Outstanding Notes. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Norske Skog Canada all right, title and interest in and to such Outstanding Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of Norske Skog Canada and as trustee under the indenture for the Outstanding Notes and the indenture for the Exchange Notes) to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, Norske Skog Canada will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned acknowledges that the indenture for the Exchange Notes (the "New Indenture") is separate from the indenture for the Outstanding Notes (the "Old Indenture") and that the Exchange Notes and the Holder's rights will be governed by the New Indenture, which is described in the Prospectus under the caption "Description of the Exchange Notes", and agrees that once the Exchange Notes are Issued the Holder will no longer have any rights under the Old Indenture. The undersigned also agrees that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Norske Skog Canada to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Notes.

    The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer". The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Norske Skog Canada) as more particularly set forth in the Prospectus, Norske Skog Canada may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

    By tendering, each Holder represents to Norske Skog Canada that (1) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is a Holder, (2) neither the Holder nor the person receiving the Exchange Notes is participating, or intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (3) if the Holder or any such other person is not a broker-dealer or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Outstanding Notes, neither the Holder nor any such other person is engaged in or intends to engage in a distribution of the Exchange Notes and (4) neither the Holder nor any such other person is an "affiliate" of Norske Skog Canada within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), or, if such Holder or such other person is an "affiliate", that such Holder or such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the tendering Holder is a broker-dealer (whether or not it is also an "affiliate") that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    For purposes of the Exchange Offer, Norske Skog Canada shall be deemed to have accepted validly tendered Outstanding Notes if Norske Skog Canada has given oral or written notice of such acceptance to the Exchange Agent. If any tendered Outstanding Notes are not accepted for exchange pursuant to the Exchange Offer for any reason or if Outstanding Notes are submitted for a greater principal amount than the holder desires to exchange, such unaccepted or non-exchanged Outstanding Notes will be returned without expense to the tendering Holder thereof (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to customary book-entry transfer procedures, such non-exchanged Notes will be credited to an account maintained with DTC) as promptly as practicable after the expiration or termination of the Exchange Offer.

    All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

    The undersigned understands that tenders of Outstanding Notes pursuant to the instructions hereto will constitute a binding agreement between the undersigned and Norske Skog Canada upon the terms and subject to the conditions of the Exchange Offer.

    Unless otherwise indicated under "Special Issuance Instruction," please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Outstanding Notes tendered by DTC, by credit to the account at DTC maintained for such Outstanding Notes). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and any certificates for Outstanding Notes not tendered or not exchanged (and accompanying documents as appropriate) to the undersigned at the address shown below the undersigned's signatures (or in either such event in the case of Outstanding Notes tendered by DTC, by credit to the account at DTC maintained for such Outstanding Notes). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any Outstanding Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that Norske Skog Canada has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instruction" to transfer any Outstanding Notes from the name of the holder(s) thereof if Norske Skog Canada does not accept for exchange any of the Outstanding Notes so tendered.

                                PLEASE SIGN HERE
   (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OUTSTANDING NOTES REGARDLESS
     OF WHETHER OUTSTANDING NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

    This Letter of Transmittal must be signed by the Holder(s) of Outstanding Notes exactly as their name(s) appear(s) on certificate(s) for Outstanding Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Norske Skog Canada and the Exchange Agent of such person's authority to so act. See Instruction 3 herein. If the signature appearing below is not of the Holder(s) of the Outstanding Notes, then the Holder(s) must sign a valid proxy.

                      X                                                  Date:

                      X                                                  Date:
   Signature(s) of Holder(s) or Authorized
                   Signatory

                   Name(s):                                             Address

                (Please Print)                                    (Including Zip Code)

                                                     Area Code and
                Capacity(ies):                                       Telephone No.:

                                      Social Security No(s).:

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

   (Name of Eligible Institution Guaranteeing Signatures)

     (Address (including zip code) and Telephone Number
                (including area code) of Firm)

                   (Authorized Signature)

                       (Printed Name)

                           (Time)


           Date: SPECIAL ISSUANCE
                INSTRUCTIONS
         (SEE INSTRUCTION 4 HEREIN)

    To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered are to be issued in the name of, or the Exchange Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this
Letter of Transmittal or issued to an address different from that shown in the box entitled
"Description of Outstanding Notes" within this Letter of Transmittal, or if Outstanding
Notes tendered by book-entry transfer that are not accepted maintained at DTC other than the account at DTC maintained for the Outstanding Notes indicated above.

                    Name:
               (Please Print)

                  Address:
               (Please Print)

                  Zip Code

 Taxpayer Identification or Social Security
                    Number
      (See Substitute Form W-9 herein)

       Name of Tendering Institution:

           DTC Book-Entry Account:

            Transaction Code No.:

        SPECIAL DELIVERY INSTRUCTIONS
         (SEE INSTRUCTION 4 HEREIN)

    To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered or not accepted for purchase or the Exchange Notes issued pursuant to the
  Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to an address different from that shown in the box entitled "Description of Outstanding Notes" within this Letter of Transmittal, or to be credited to an account maintained at DTC other than the account at DTC maintained for the Outstanding Notes indicated above.

                    Name:
               (Please Print)

                  Address:
               (Please Print)

                  Zip Code

 Taxpayer Identification or Social Security
                    Number
      (See Substitute Form W-9 herein)

       Name of Tendering Institution:

           DTC Book-Entry Account:

            Transaction Code No.:

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. The certificates for the tendered Outstanding Notes (or a confirmation of a book-entry into the Exchange Agent's account at DTC of all Outstanding Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Outstanding Notes should be sent to Norske Skog Canada.

    Holders who wish to tender their Outstanding Notes and (a) whose Outstanding Notes are not immediately available or (b) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis must tender their Outstanding Notes and follow the guaranteed delivery procedures set forth in the Prospectus and in the Notice of Guaranteed Delivery. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Outstanding Notes, the certificate number or numbers of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal) together with the certificate(s) representing the Outstanding Notes (or a confirmation of electronic mail delivery of book-entry into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or copy thereof) (or electronic instructions containing the character by which the participant acknowledges its receipt of and agrees to be bound by this Letter of Transmittal), as well as all other documents required by this Letter of Transmittal, and the certificate(s) representing all tendered Outstanding Notes in proper form for transfer (or a confirmation of electronic mail delivery book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the date of execution of the Notice of Guaranteed Delivery. Any Holder of Outstanding Notes who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by Norske Skog Canada in its sole discretion, which determination will be final and binding. Norske Skog Canada reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes Norske Skog Canada's acceptance of which would, in the opinion of Norske Skog Canada or its counsel, be unlawful. Norske Skog Canada also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Outstanding Notes. Norske Skog Canada's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as Norske Skog Canada shall determine. Although Norske Skog Canada intends to notify Holders of defects or irregularities with respect to tenders of Outstanding Notes, neither Norske Skog Canada, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of

Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived and such tenders will be returned without cost by the Exchange Agent to the tendering Holders of Outstanding Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

2. PARTIAL TENDERS; WITHDRAWALS. If less than all Outstanding Notes are tendered, the tendering Holder should fill in the number of Outstanding Notes tendered in the third column of the chart entitled "Description of Outstanding Notes." All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If not all Outstanding Notes are tendered, a certificate or certificates representing Exchange Notes issued in exchange of any Outstanding Notes tendered and accepted will be sent to the Holder at his or her registered address promptly after the Outstanding Notes are accepted for exchange, or in the case of a tender made through DTC, the Exchange Notes will be credited to the account maintained at DTC for the Outstanding Notes, unless a different address or a different account with DTC is provided under "Special Delivery Instructions" in this Letter of Transmittal.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; BOND POWER AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or copy hereof) is signed by the Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Notes or if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of the Outstanding Notes, or if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of the Outstanding Notes, without alteration, enlargement or any change whatsoever.

    If this Letter of Transmittal (or copy hereof) is signed by the Holder(s) of Outstanding Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered number of Outstanding Notes is to be reissued) to the Holder, such Holder need not and should not endorse any tendered Outstanding Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature on the endorsement or bond power guaranteed by an Eligible Institution.

    If this Letter of Transmittal (or copy hereof) is signed by a person other than the Holder(s) of Outstanding Notes listed therein, such Outstanding Notes must be endorsed or accompanied by properly completed bond powers that authorized such person to tender the Outstanding Notes on behalf of the Holder, in either case signed as the name of the Holder or Holders appears on the Outstanding Notes or on DTC's security position listing.

    If this Letter of Transmittal (or copy hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing and unless waived by Norske Skog Canada, evidence satisfactory to Norske Skog Canada of their authority to so act must be submitted with this Letter of Transmittal.

    Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

    Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (an "Eligible Institution") unless the Outstanding Notes tendered pursuant thereto are tendered (1) by a Holder (including any participant in DTC whose name appears on a security position listing as the owner of Outstanding Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or "Special Delivery Instructions" of this Letter of Transmittal or (2) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should include, in the applicable spaces, the name and address to which Exchange Notes or substitute Outstanding Notes for principal amount not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Outstanding Notes through DTC, the applicable account at DTC, if different from the account maintained at DTC for the Outstanding Notes). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

5. TRANSFER TAXES. Norske Skog Canada shall pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes, or Outstanding Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the Holder of the Outstanding Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder. Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

6. WAIVER OF CONDITIONS. Norske Skog Canada reserves the absolute right to amend, waive or modify, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address specified in the Prospectus.

9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Outstanding Notes will be resolved by Norske Skog Canada, whose determination will be final and binding. Norske Skog Canada reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of Norske Skog Canada or its counsel, be unlawful. Norske Skog Canada also reserves the right to waive any irregularities or conditions of tender as to the particular Outstanding Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. Neither Norske Skog Canada, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Norske Skog Canada's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

10. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

11. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    The tendering Holder is required to give the Exchange Agent the social security number or employer identification number of such Holder. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

PAYORS NAME: NORSKE SKOG CANADA LIMITED

-------------------------------------------------------------------------------------------------------------------
              SUBSTITUTE                     PART 1 -- PLEASE PROVIDE YOUR TIN       TIN: ------------------------
               FORM W-9                      IN THE BOX AT RIGHT AND CERTIFY            Social Security Number
      Department of the Treasury             BY SIGNING AND DATING BELOW                          OR
       Internal Revenue Service                                                        ------------------------
                                                                                    Employer Identification Number
                                             ----------------------------------------------------------------------
     Payer's Request for Taxpayer            PART 2 -- CERTIFICATION -- UNDER                 PART 3 --
    Identification Number (TIN) and          PENALTIES OF PERJURY, I CERTIFY        Awaiting TIN               / /
             Certification                   THAT: (1) The number shown on           Exempt                    / /
                                             this form is my correct Taxpayer
                                             Identification Number (or I am
                                             waiting for a number to be issued
                                             to me) and (2) I am not subject
                                             to backup withholding either
                                             because (a) I am exempt from
                                             backup withholding; or (b) I have
                                             not been notified by the Internal
                                             Revenue Service (the "IRS") that
                                             I am subject to backup
                                             withholding as a result of
                                             failure to report all interest
                                             and dividends, or (c) the IRS has
                                             notified me that I am no longer
                                             subject to backup withholding.
-------------------------------------------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the applicable box in Part 3.

 SIGNATURE  DATE
 NAME (Please Print)
 ADDRESS (Number and street)
 City, State and Zip Code
-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30.5 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE APPLICABLE BOX IN
PART 3 OF SUBSTITUTE FORM W-9.

   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security
Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor by the time of payment, 30.5% of all reportable payments made to me will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.


                  Signature                                          Date

IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M.,
NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                         (DO NOT WRITE IN SPACE BELOW)

CERTIFICATE SURRENDERED           OUTSTANDING NOTES TENDERED            OUTSTANDING NOTES ACCEPTED

 DELIVERY PREPARED BY                     CHECKED BY                              DATE